EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT



                                                                                                  Percentage
                                                                                                   of voting
                                                                                                   securities
                                         Incorporated                                              owned by
                                           under the                                               immediate
Name                                        laws of                   Parent                         parent
----                                        -------                   ------                         ------

CompuDyne Corp. of Maryland *            Maryland               CompuDyne Corp.                       100%
Quanta Systems Corporation *             Connecticut            CompuDyne Corp.                       100%
CompuDyne, Inc.**                        Delaware               CompuDyne Corp.                       100%
CorrLogic, Inc. *                        Nevada***              CompuDyne Corp.                       100%
Norment Security Group, Inc. *           Delaware               CompuDyne Corp.                       100%
Norshield Corporation  *                 Alabama                CompuDyne Corp.                       100%
Norment Industries S.A. (Pty) Ltd.       South Africa           Norment Security Group, Inc.          100%
Fiber SenSys, Inc. *                     Oregon***              CompuDyne Corp.                       100%
Tiburon, Inc. *                          Virginia               CompuDyne Corp.                       100%



   Note:
     * All subsidiaries of the Registrant as of December 31, 2004, are included in the consolidated financial statements of the Registrant.
     **   CompuDyne, Inc. filed for petition in bankruptcy on December 31, 1991.
     *** CorrLogic, Inc. and Fiber SenSys, Inc. converted to Delaware limited liability companies on February 28, 2005.